UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2023
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.02 Results of Operations and Financial Condition.

On February 22, 2023, we issued a press release reporting our financial results for the quarter and year ended December 31, 2022. This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information under this Item 2.02 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, the Company issued a press release announcing that Rebecca Robertson will succeed Kim D. Blickenstaff as Chair of the Board of Directors (the “Board”), effective March 1, 2023. Mr. Blickenstaff will continue as a member of the Board.

This press release has been furnished as Exhibit 99.2 to this report and is incorporated herein by this reference. This press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Appointment of Chair of the Board

On February 22, 2023, the following appointments were approved by the Board, effective March 1, 2023:

•Mr. Blickenstaff will transition from the role of Chair of the Board to a member of the Board, where he has served as one of the Company’s directors since September 2007. Mr. Blickenstaff served as Chair since March 2020, and Executive Chairman from March 2019 - March 2020. Mr. Blickenstaff was the Company’s President and Chief Executive Officer from September 2007 to February 2019,

•Ms. Robertson will transition to the role of Chair. Ms. Robertson has served as a member of the Board since January 2019.

Ms. Robertson, age 62, has extensive experience helping medical device companies scale in her roles as an engineer, entrepreneur, corporate executive and board member. She is a founder and General Partner at Versant Ventures where she has specialized in investing in the areas of medical devices and diagnostics since 1999. In addition, through Longridge Business Advisors, she has provided business advisory services and board services since April 2017. Prior to Versant, she served as Senior Vice President at Chiron Diagnostics, a division of Chiron Corporation, where she had responsibility for the critical care business unit in addition to leading the division’s business development efforts. Before joining Chiron, Ms. Robertson was a co-founder and Vice President at Egis, a consumer products company, and held senior management positions in operations and finance at Lifescan, a Johnson & Johnson Company. Ms. Robertson holds a BS in Chemical Engineering from Cornell University.

•Mr. Allen will transition from the role of Lead Independent Director to a member of the Board. Mr. Allen served as Lead Independent Director since March 2019, and before that time served as Chair since January 2016. He has served as a member of the Board since July 2007. Ms. Robertson is an independent director and therefore the Board has decided to no longer designate a separate Lead Independent Director.

No Arrangements or Understandings

There are no arrangements or understandings under which Messrs. Allen and Blickenstaff, and Ms. Robertson were appointed to their respective positions set forth above.

Family Relationships

There are no family relationships between each of Messrs. Allen and Blickenstaff, and Ms. Robertson and the directors or executive officers of the Company.

No Related Party Transactions

Except as described or referenced herein, none of Messrs. Allen and Blickenstaff, or Ms. Robertson have entered into any transactions (i) with the Company, (ii) with any of the Company’s directors or executive officers, (iii) with any security holder who is known to the Company to own of record or beneficially more than five percent (5.0%) of any class of the Company’s voting securities, or (iv) with any member of the immediate family of any of the foregoing persons in amounts greater than $120,000, nor are any such transactions contemplated.

(e) Compensatory Arrangements of Board of Directors and Certain Officers

On February 17, 2023, the Compensation Committee approved the compensatory arrangements for the Company’s executive officers as described below following their annual review of benchmark data provided by the Company’s independent compensation consultant. In addition, on February 21, 2023, the Board of Directors approved the compensatory arrangements for the Company’s non-employee directors, based on the recommendation of the Compensation Committee.
2023 Compensation for Board of Directors

Cash Compensation

No changes were made regarding the annual cash retainers for service on the Company’s Board of Directors in 2023 compared to 2022. These annual retainer amounts are pro-rated and paid on a quarterly basis, and are depicted below.

Position	Annual Cash Retainer
Member Retainers
Board	$53,000
Audit Committee	$10,000
Compensation Committee	$9,000
Nominating & Corporate Governance Committee	$6,300
Cybersecurity and Data Privacy Subcommittee	$5,000

Incremental Retainers
Board Chair	$50,000
Lead Independent Director	$25,000
Audit Committee Chair	$13,000
Compensation Committee Chair	$10,000
Nominating & Corporate Governance Committee Chair	$10,000

2023 Base Salary for Named Executive Officers

For fiscal year 2023, no changes will be made to the base salary compensation compared to the 2022 base salary compensation for each of John F. Sheridan, the Company’s President and Chief Executive Officer, David B. Berger, the Company’s Executive Vice President and Chief Operating Officer; Elizabeth A. Gasser, the Company’s Executive Vice President and Chief Strategy Officer, Brian B. Hansen, the Company’s Executive Vice President and Chief Commercial Officer; Susan M. Morrison, Executive Vice President and Chief Administrative Officer; and Leigh A. Vosseller, the Company’s Executive Vice President and Chief Financial Officer. The base salary amounts received for fiscal year 2022 and to be received for fiscal year 2023 by Mr. Sheridan, Mr. Berger, Ms. Gasser, Mr. Hansen, Ms. Morrison and Ms. Vosseller are set forth opposite their names in the table below:

Name	Base Salary
John F. Sheridan	$710,700
David B. Berger	$437,091
Elizabeth A. Gasser	$437,091
Brian B. Hansen	$437,091
Susan M. Morrison	$437,091
Leigh A. Vosseller	$437,091

2023 Short Term Incentive Cash Bonus Plan for Named Executive Officers

On February 17, 2023, the Compensation Committee approved the adoption of a cash incentive bonus plan that will be used to calculate the cash bonuses that may become payable to the Company’s executive officers and other senior management personnel with respect to fiscal year 2023 (the “2023 Cash Bonus Plan”). The 2023 Cash Bonus Plan is designed with our “Pay for Performance” philosophy to align the interests of plan participants with the Company’s business goals and strategies, and to further the objectives of the Company’s executive compensation program. As discussed below, the 2023 Cash Bonus Plan is intended to reward plan participants for their individual contributions to the Company’s achievement of pre-established Company objectives.

Target Cash Bonus Amount

The target cash bonus amount for each plan participant is set as a percentage of the participant’s base salary as determined by the Board. The 2023 base salary, target percentage and resulting target cash bonus amount for each named executive officer is set forth in the table below:

Name	2023 Base Salary	Target Percentage	Target Cash Bonus
John F. Sheridan	$710,700	100%	$710,700
David B. Berger	$437,091	60%	$262,255
Elizabeth A. Gasser	$437,091	60%	$262,255
Brian B. Hansen	$437,091	60%	$262,255
Susan M. Morrison	$437,091	60%	$262,255
Leigh A. Vosseller	$437,091	60%	$262,255

Company Performance Objectives

Cash bonuses may be earned under the 2023 Cash Bonus Plan based on the achievement by the Company of specified financial performance objectives, a product development milestone, and a customer satisfaction-related objective. The percentage of the target cash bonus for each named executive officer that is subject to the financial performance objectives, product development milestone and customer satisfaction-related objective, respectively, is set forth in the table below:

2023 Cash Bonus Plan Component	Percentage of Target Bonus
Financial Performance Objectives	80%
Product Development Milestone	10%
Customer Satisfaction-Related Objective	10%
TOTAL	100%

Bonus payments under the 2023 Cash Bonus Plan, if any, will be made at the discretion of the Compensation Committee. Each of the three components of the 2023 Cash Bonus Plan may be earned independent of one another. If the Company does not achieve any portion of the Cash Bonus Plan, no payouts will be made unless the Compensation Committee, in its sole discretion, determines that there are other factors that merit consideration in the determination of bonus awards, which may be determined on an individual basis.

Company Financial Performance Objectives
The portion of the cash bonuses that relates to the Company financial performance objectives may be earned based on the Company’s actual non-GAAP revenue for fiscal year 2023 as compared to a pre-established 2023 non-GAAP revenue target (the “Revenue Target”). Subject to the foregoing, the Company financial performance objective portion of the cash bonuses may be earned under the 2023 Cash Bonus Plan as follows:
•A minimum percentage growth rate over the Company’s actual 2022 revenue, which places the Company’s revenue for 2023 at 90% of the Revenue Target (the “Minimum Revenue Target”), must be achieved for 50% bonus to be earned under the financial performance objectives portion of the 2023 Cash Bonus Plan.
•If the Company’s actual revenues are between the Minimum Revenue Target and the Revenue Target, the goal achievement for the financial performance objectives will be calculated proportionately on a straight-line basis from 50% to 100%.
•If the Company’s actual revenues meet or exceed the Revenue Target, up to 200% of the bonus may be earned upon achievement of 110% or greater of the Revenue Target (the “Outperformance Revenue Target”). The outperformance goal achievement will be calculated proportionately on a straight-line basis from 100% at the Revenue Target up to 200% at the Outperformance Revenue Target. In the event of this achievement, the Company must also achieve at least a minimum adjusted Earnings before Interest, Taxes, Depreciation and Amortization (and further excluding non-cash stock based compensation expense and any accrual for the payment under the 2023 Cash Bonus Plan) (“EBITDA”) margin percentage (the “Minimum Operating Percentage Target”).

Company Product Development Milestone

The portion of the cash bonuses that relates to the Company product development milestone generally requires the Company to launch new products. An individual product development milestone must be achieved within a required time period for the applicable portion of the 2023 Cash Bonus Plan to be achieved. Number of new product launches serve as both a minimum threshold for achieving 50% payout and an outperformance threshold for achieving up to 200% payout under this portion of the 2023 Cash Bonus Plan. Overall goal achievement is subject to the Compensation Committee’s final discretion, and determination of the Company’s product development milestone will be based on the level of achievement by the Company during fiscal year 2023.
Customer Satisfaction-Related Objective

The portion of the cash bonuses that relates to the Company customer satisfaction-related objective generally requires the Company to achieve a minimum annual metric related to customer support and services. Defined metrics serve as both a minimum threshold for achieving 50% payout and an outperformance threshold for achieving up to 200% payout under this portion of the 2023 Cash Bonus Plan. Overall goal achievement is subject to the Compensation Committee’s final discretion, and determination of the Company’s customer satisfaction-related objective will be based on the level of achievement by the Company during fiscal year 2023.
The foregoing summary of the terms of the 2023 Cash Bonus Plan does not purport to be complete and is qualified in its entirety by the terms of the 2023 Cash Bonus Plan, which the Company will file as an exhibit to its Form 10-Q for the fiscal quarter ended March 31, 2023.

2022 Cash Bonus for Named Executive Officers

On February 17, 2023, the Compensation Committee approved the payout of a cash incentive bonus with respect to the fiscal year ending December 31, 2022 that totaled 50.8% of their previously disclosed 2022 Cash Bonus Plan targets for Mr. Sheridan, Mr. Berger, Ms. Gasser, Mr. Hansen, Ms. Morrison and Ms. Vosseller. The payout amounts were calculated based on 2022 salaries paid and pursuant to the previously-disclosed 2022 Cash Bonus Plan.

The amounts awarded to Mr. Sheridan, Mr. Berger, Ms. Gasser, Mr. Hansen, Ms. Morrison and Ms. Vosseller are set forth opposite their names in the table below:

Name	2022 Cash Bonus
John F. Sheridan	$359,418
David B. Berger	$132,628
Elizabeth A. Gasser	$132,628
Brian B. Hansen	$132,628
Susan M. Morrison	$132,628
Leigh A. Vosseller	$132,628

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated February 22, 2023.
99.2	Press release of Tandem Diabetes Care, Inc. relating to the succession plan for the board of directors, dated February 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ Shannon M. Hansen
Shannon M. Hansen
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Date: February 22, 2023